UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 26, 2023

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AEE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company
Ameren Corporation	☐
Union Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Ameren Corporation	☐
Union Electric Company	☐

ITEM 8.01	Other Events.

On September 26, 2023, Union Electric Company, doing business as Ameren Missouri (“Ameren Missouri”), filed its non-binding integrated resource plan (“2023 IRP”) with the Missouri Public Service Commission (“MoPSC”). The 2023 IRP includes Ameren Missouri’s preferred plan for meeting customers’ projected long-term energy needs in a manner that maintains system reliability and customer affordability while transitioning in an environmentally responsible manner. The plan reflects significant investments in natural gas, renewable, and other clean dispatchable generation resources, as well as battery storage while retiring coal and natural gas-fired energy centers. Specifically, the 2023 IRP includes:

•	The addition of an 800-megawatt (“MW”) natural gas simple-cycle energy center by 2027 and an additional 1,200-MW natural gas combined-cycle energy center by 2033, representing investment opportunities of $0.8 billion and $1.7 billion, respectively;

•	The addition of 2,800 MW of renewable generation by 2030 and an additional 1,900 MW by 2036, reflecting investment opportunities of $5.3 billion and $4.1 billion, respectively;

•	The addition of 400 MW of battery storage by 2030 and an additional 400 MW by 2035, reflecting investment opportunities of $0.6 billion and $0.7 billion, respectively;

•	The addition of 1,200 MW of other clean dispatchable generation resources by 2040 and an additional 1,200 MW by 2043;

•	Advancing the retirement date of the Rush Island coal-fired energy center from 2025 to 2024;

•	Extending the retirement date of the Sioux coal-fired energy center from 2030 to 2032;

•	Retirement of all of Ameren Missouri’s coal-fired energy centers by 2042;

•	Retirement of 1,800 MW of natural gas-fired energy centers by 2040;

•	The continued implementation of customer energy efficiency and demand response programs; and

•	The expectation that Ameren Missouri will seek and receive Nuclear Regulatory Commission approval for an extension of the operating license for the Callaway nuclear energy center beyond its current 2044 expiration date.

In connection with the 2023 IRP filing, Ameren Corporation (“Ameren”) announced that it will maintain its goal of achieving net-zero carbon emissions by 2045. To meet this goal, Ameren is targeting a 60% carbon emissions reduction by 2030 and an 85% reduction by 2040 from 2005 levels. Ameren’s goals include both Scope 1 and 2 emissions, including other greenhouse gas emissions of methane, nitrous oxide and sulfur hexafluoride. Achieving these goals will be dependent on a variety of factors, including cost-effective advancements in innovative clean energy technologies and constructive federal and state energy and economic policies.

Forward-looking Statements

Statements in this report not based on historical facts are considered “forward-looking” and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there is no assurance that the expected results will be achieved. These statements include (without limitation) statements as to future expectations, beliefs, plans, projections, strategies, targets, estimates, objectives, events, conditions, and financial performance. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, Ameren and Ameren Missouri are providing this cautionary statement to identify important factors that could cause actual results to differ materially from those anticipated. The following factors, in addition to those discussed under Risk Factors in Ameren’s and Ameren Missouri’s Annual Report on Form 10-K for the year ended December 31, 2022, and elsewhere in this report and in our other filings with the Securities and Exchange Commission, could cause actual results to differ materially from management expectations suggested in such forward-looking statements:

•	regulatory, judicial, or legislative actions, and any changes in regulatory policies and ratemaking determinations, that may change regulatory recovery mechanisms, such as those that may result from the impact of a final ruling to be issued by the United States District Court for the Eastern District of Missouri regarding its September 2019 remedy order for the Rush Island Energy Center and the MoPSC staff review of the planned Rush Island Energy Center retirement;

•	our ability to control costs and make substantial investments in our businesses, including our ability to recover costs and investments, and to earn our allowed returns on equity, within frameworks established by our regulators, while maintaining affordability of our services for our customers;

•	the effect on Ameren Missouri of any customer rate caps or limitations on increasing the electric service revenue requirement pursuant to Ameren Missouri’s election to use the plant-in-service accounting;

•	Ameren Missouri’s ability to construct and/or acquire wind, solar, and other renewable energy generation facilities and battery storage, as well as natural gas-fired combined cycle energy centers, retire fossil fuel-fired energy centers, and implement new or existing customer energy-efficiency programs, including any such construction, acquisition, retirement, or implementation in connection with its Smart Energy Plan, integrated resource plan, or emissions reduction goals, and to recover its cost of investment, a related return, and, in the case of customer energy-efficiency programs, any lost margins in a timely manner, each of which is affected by the ability to obtain all necessary regulatory and project approvals, including certificates of convenience and necessity from the MoPSC or any other required approvals for the addition of renewable resources;

•	Ameren Missouri’s ability to use or transfer federal production and investment tax credits related to renewable energy projects; the cost of wind, solar, and other renewable generation and storage technologies; and our ability to obtain timely interconnection agreements with the Midcontinent Independent System Operator, Inc., a regional transmission organization (“MISO”) or other regional transmission organizations at an acceptable cost for each facility;

•	the success of competitive bids related to requests for proposals associated with the MISO’s long-range transmission planning;

•	the inability of our counterparties to meet their obligations with respect to contracts, credit agreements, and financial instruments, including as they relate to the construction and acquisition of electric and natural gas utility infrastructure and the ability of counterparties to complete projects, which is dependent upon the availability of necessary materials and equipment, including those obligations that are affected by supply chain disruptions;

•	advancements in energy technologies, including carbon capture, utilization, and sequestration, hydrogen fuel for electric production and energy storage, next generation nuclear, large-scale long-cycle battery energy storage, and the impact of federal and state energy and economic policies with respect to those technologies;

•	the effects of changes in federal, state, or local laws and other governmental actions, including monetary, fiscal, foreign trade, and energy policies;

•	the effects of changes in federal, state, or local tax laws or rates, including the effects of the Inflation Reduction Act of 2022 (“IRA”) and the 15% minimum tax on adjusted financial statement income, as well as additional regulations, interpretations, amendments, or technical corrections to or in connection with the IRA, and challenges, if any, to the tax positions taken by us, as well as resulting effects on customer rates and the recoverability of the minimum tax imposed under the IRA;

•	the effects on energy prices and demand for our services resulting from technological advances, including advances in customer energy efficiency, electric vehicles, electrification of various industries, energy storage, and private generation sources, which generate electricity at the site of consumption and are becoming more cost-competitive;

•	the cost and availability of fuel, such as low-sulfur coal, natural gas, and enriched uranium used to produce electricity; the cost and availability of natural gas for distribution and purchased power, including capacity, zero emission credits, renewable energy credits, and emission allowances; and the level and volatility of future market prices for such commodities and credits;

•	disruptions in the delivery of fuel, failure of our fuel suppliers to provide adequate quantities or quality of fuel, or lack of adequate inventories of fuel, including nuclear fuel assemblies from the one Nuclear Regulatory Commission-licensed supplier of Ameren Missouri’s Callaway Energy Center assemblies;

•	the cost and availability of transmission capacity for the energy generated by Ameren Missouri’s energy centers or required to satisfy our energy sales;

•	the effectiveness of our risk management strategies and our use of financial and derivative instruments;

•	the ability to obtain sufficient insurance, or, in the absence of insurance, the ability to timely recover uninsured losses from our customers;

•	the impact of cyberattacks and data security risks on us or our suppliers, which could, among other things, result in the loss of operational control of energy centers and electric and natural gas transmission and distribution systems and/or the loss of data, such as customer, employee, financial, and operating system information;

•	acts of sabotage, which have increased in frequency and severity within the utility industry, war, terrorism, or other intentionally disruptive acts;

•	business, economic, and capital market conditions, including the impact of such conditions on interest rates, inflation, and investments;

•	the impact of inflation or a recession on our customers and the related impact on our results of operations, financial position, and liquidity;

•	disruptions of the capital and credit markets, deterioration in our credit metrics, or other events that may have an adverse effect on the cost or availability of capital, including short-term credit and liquidity, and our ability to access the capital and credit markets on reasonable terms when needed;

•	the actions of credit rating agencies and the effects of such actions;

•	the impact of weather conditions and other natural phenomena on us and our customers, including the impact of system outages and the level of wind and solar resources;

•	the construction, installation, performance, and cost recovery of generation, transmission, and distribution assets;

•	the ability to maintain system reliability during the transition to clean energy generation by Ameren Missouri and the electric utility industry, including within the MISO, as well as Ameren Missouri’s ability to meet generation capacity obligations;

•	the effects of failures of electric generation, electric and natural gas transmission or distribution, or natural gas storage facilities systems and equipment, which could result in unanticipated liabilities or unplanned outages;

•	the operation of Ameren Missouri’s Callaway Energy Center, including planned and unplanned outages, as well as the ability to recover costs associated with such outages and the impact of such outages on off-system sales and purchased power, among other things;

•	Ameren Missouri’s ability to recover the remaining investment and decommissioning costs associated with the retirement of an energy center, as well as the ability to earn a return on that remaining investment and those decommissioning costs;

•	the impact of current environmental laws and new, more stringent, or changing requirements, including those related to New Source Review provisions of the Clean Air Act, carbon dioxide, nitrogen oxides, and other emissions and discharges, Illinois emission standards, cooling water intake structures, coal combustion residuals, energy efficiency, and wildlife protection, that could limit or terminate the operation of certain of Ameren Missouri’s energy centers, increase our operating costs or investment requirements, result in an impairment of our assets, cause us to sell our assets, reduce our customers’ demand for electricity or natural gas, or otherwise have a negative financial effect;

•	the impact of complying with renewable energy standards in Missouri;

•	the effectiveness of Ameren Missouri’s customer energy-efficiency programs and the related revenues and performance incentives earned under its Missouri Energy Efficiency Investment Act programs;

•	labor disputes, work force reductions, changes in future wage and employee benefits costs, including those resulting from changes in discount rates, mortality tables, returns on benefit plan assets, and other assumptions;

•	the impact of negative opinions of us or our utility services that our customers, investors, legislators, regulators, creditors, or other stakeholders may have or develop, which could result from a variety of factors, including failures in system reliability, failure to implement our investment plans or to protect sensitive customer information, increases in rates, negative media coverage, or concerns about environmental, social, and/or governance practices;

•	the impact of adopting new accounting guidance;

•	the effects of strategic initiatives, including mergers, acquisitions, and divestitures;

•	legal and administrative proceedings;

•	pandemics or other health events, and their impacts on our results of operations, financial position, and liquidity; and

•	the impacts of the Russian invasion of Ukraine, related sanctions imposed by the U.S. and other governments, and any broadening of the conflict, including potential impacts on the cost and availability of fuel, natural gas, enriched uranium, and other commodities, materials, and services, the inability of our counterparties to perform their obligations, disruptions in the capital and credit markets, and other impacts on business, economic, and geopolitical conditions, including inflation.

New factors emerge from time to time, and it is not possible for us to predict all of such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained or implied in any forward-looking statement. Given these uncertainties, undue reliance should not be placed on these forward-looking statements. Except to the extent required by the federal securities laws, Ameren and Ameren Missouri undertake no obligation to update or revise publicly any forward-looking statements to reflect new information or future events.

This combined Form 8-K is being filed separately by Ameren Corporation and Union Electric Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

By:	/s/ Michael L. Moehn
Name:	Michael L. Moehn
Title:	Senior Executive Vice President and Chief Financial Officer

UNION ELECTRIC COMPANY
(Registrant)

By:	/s/ Mark C. Birk
Name:	Mark C. Birk
Title:	Chairman and President

Date: September 26, 2023